UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORLD WRESTLING ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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1241 East Main Street
Stamford, Connecticut 06902

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF

STOCKHOLDERS

The following Notice of Change to Virtual Meeting Format supplements and relates to the original Notice and Proxy Statement (the “Proxy Statement”) of World Wrestling Entertainment, Inc. (the “Company”), dated March 6, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders originally scheduled to be held on April 16, 2020.

On June 26, 2020, the Company issued the following press release related to a change to the date and format of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”).   As described below, the 2020 Annual Meeting, originally scheduled to be held on April 16, 2020 at 10:00 a.m. Eastern time, and subsequently adjourned, will be adjourned again and now be held on July 16, 2020 at 10:00 a.m. Eastern time in a virtual-only meeting format.

The following proxy card updates the proxy card previously filed with the Proxy Statement (the “Original Proxy Card”), in connection with the solicitation of proxies by the Board of Directors for use at the 2020 Annual Meeting, to reflect that the 2020 Annual Meeting will now be held on July 16, 2020 in a virtual-only meeting format. Other than the changes described in these supplemental proxy materials, no other changes have been made to the Original Proxy Card. The proxy card filed herewith or the Original Proxy Card may be used to vote shares of common stock in connection with the 2020 Annual Meeting.  The Notice of Internet Availability, voting instruction form or proxy card updated to reflect the change in date and format of the 2020 Annual Meeting will be mailed or otherwise be sent to stockholders.

These supplemental proxy materials are being filed with the Securities and Exchange Commission and being made available to stockholders on or about June 26, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 16, 2020

Dear WWE Stockholder:

In response to continued public health concerns about in-person gatherings given the coronavirus/COVID-19 outbreak, and out of an abundance of caution to support the health and well-being of our employees and stockholders, NOTICE IS HEREBY GIVEN that the Board of Directors of World Wrestling Entertainment, Inc. (the “Company”) has determined to change the format of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) from in-person to virtual-only. The Annual Meeting, originally scheduled to be held on April 16, 2020 at 10:00 a.m. Eastern time, and subsequently adjourned, will be adjourned again and now be held on July 16, 2020 at 10:00 a.m. Eastern time. However, the Annual Meeting will be held in a virtual meeting format only, with attendance via the internet. You will not be able to attend the Annual Meeting in person.

We have designed the format of the Annual Meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, using online tools to ensure stockholder access and participation.

As described in the previously-distributed proxy materials for the Annual Meeting, you are entitled to attend and vote at the Annual Meeting if you held shares as of the close of business on February 20, 2020, the record date designated by our Board for the Annual Meeting, or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

Log-in Instructions. To be admitted to the virtual Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/WWE2020 using the control number found on your proxy card, voting instruction form or notice.

Submitting Questions at the Annual Meeting. An online portal is available to stockholders at www.proxyvote.com where you can view and download our proxy materials, and vote your shares. Prior to the date of the Annual Meeting, you may submit questions at www.proxyvote.com. On the day of, and during, the Annual Meeting, you can submit questions on www.virtualshareholdermeeting.com/WWE2020. After the business portion of the 2020 Annual Meeting concludes, we will hold a Q&A session during which we intend to answer all questions submitted that are pertinent to the Company and the items brought before the stockholder vote at the Annual Meeting, as time permits and in accordance with the Q&A Rules of Conduct and Procedure that will be available at www.proxyvote.com and www.virtualshareholdermeeting.com/WWE2020.

Technical Assistance. Beginning 15 minutes prior to, and during, the Annual Meeting, we will have support available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the virtual meeting, please call the support team at the number that will be posted on the virtual meeting platform.

Stockholder List. During the Annual Meeting, a list of our stockholders, maintained under Delaware law, will be available for viewing by stockholders at www.virtualshareholdermeeting.com/WWE2020.  If you are a registered stockholder, the control number included on your proxy card will allow you to view this list.  In addition, information on how to obtain access to the list of stockholders of record entitled to vote at the 2020 Annual Meeting for any purpose germane to the meeting will be available during the ten days preceding the 2020 Annual Meeting on our website at https://corporate.wwe.com/investors/investor-overview. Stockholders submitting any such request will be asked to include the control number found on their proxy card, voting instruction form or Notice of Internet Availability.

Voting Prior to or at the Annual Meeting. In advance of the Annual Meeting, you may vote your shares by submitting a proxy at www.proxyvote.com or in the other manners indicated on the proxy card included with the proxy materials previously distributed or the updated proxy card being sent to stockholders with this Notice.  You may vote during the Annual Meeting (up to the closing of the polls) by following the instructions available on the meeting website during the meeting. If you hold your shares in street name, you may only vote at the meeting if you properly request and receive a legal proxy in your name from the broker, bank or other nominee that holds your shares. Stockholders who have already voted do not need to vote again unless they would like to change or revoke their prior vote on any proposal.  Stockholders who would like to change or revoke their prior vote on any proposal should refer to the proxy materials for the Annual Meeting for instructions on how to do so.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials. The Notice of Internet Availability, voting instruction form  or proxy card included with your previously-distributed proxy materials have been be updated to reflect the change in date and format of the Annual Meeting and are being sent to stockholders with this Notice.

On behalf of our Board of Directors, management and employees, thank you for your continued support.

By Order of the Board of Directors,

Vincent K. McMahon

Chairman and Chief Executive Officer

June 26, 2020

FOR IMMEDIATE RELEASE	Contacts:
	Investors:	Michael Weitz 203-352-8642
Michael Guido 203-352-8779
	Media:	Matthew Altman 203-352-1177

WWE® Announces Adjournment and Change of Format

of 2020 Annual Meeting of Stockholders

STAMFORD, Conn., June 26, 2020 - World Wrestling Entertainment, Inc. (NYSE: WWE), a Delaware corporation, today announced that due to the continuing public health impact of the coronavirus (COVID-19) pandemic and in consideration of the health and well-being of our stockholders and other meeting participants, our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been adjourned and the format of the Annual Meeting has been changed so that it will now be done virtually. The Annual Meeting, originally scheduled to be held on April 16, 2020 at 10:00 a.m. Eastern time, and subsequently adjourned, will be adjourned again and now be held on July 16, 2020 at 10:00 a.m. Eastern time in a virtual meeting format. The Annual Meeting will be available at www.virtualshareholdermeeting.com/WWE2020. Stockholders will not be able to attend the Annual Meeting physically. No changes have been made to the record date or the proposals to be brought before the Annual Meeting, which are presented in the previously distributed proxy statement.

As described in the previously distributed proxy materials, stockholders are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof if they were a stockholder of record as of the close of business on February 20, 2020. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/WWE2020, stockholders must enter the control number found on the proxy card and related instructions provided with the Company’s previously distributed proxy materials. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Eligible stockholders may participate in and vote at the Annual Meeting by following the instructions available on the meeting website during the meeting. The Company has designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would have at an in-person meeting.

Further information regarding the matters to be acted upon at the Annual Meeting is set forth in the proxy statement and other proxy materials for the Annual Meeting. The proxy statement and the Company’s 2019 Annual Report to Stockholders are available at http://www.proxyvote.com. The proxy card has been updated to reflect the adjournment and change in format of the Annual Meeting.  Eligible stockholders may use the original proxy card or the updated proxy card to vote their shares of common stock in connection with the Annual Meeting.  Stockholders who have already submitted a proxy or voting instructions will not be required to submit an additional proxy card or to confirm the prior voting instructions. Whether or not stockholders plan to attend the Annual Meeting virtually, the Company strongly encourages its stockholders to vote and submit voting instructions in advance of the meeting by one of the several methods described in the proxy materials for the Annual Meeting.

About WWE

WWE, a publicly traded company (NYSE: WWE), is an integrated media organization and recognized leader in global entertainment. The Company consists of a portfolio of businesses that create and deliver original content 52 weeks a year to a global audience. WWE is committed to family friendly entertainment on its television programming, pay-per-view, digital media and publishing platforms. WWE’s TV-PG, family-friendly programming can be seen in more than 800 million homes worldwide in 28 languages. WWE Network, the first-ever 24/7 over-the-top premium network that includes all live pay-per-views, scheduled programming and a massive video-on-demand library, is currently available in more than 180 countries.  The Company is headquartered in Stamford, Conn., with offices in New York, Los Angeles, London, Mexico City, Mumbai, Shanghai, Singapore, Dubai, Munich and Tokyo.

Additional information on WWE (NYSE: WWE) can be found at wwe.com and corporate.wwe.com. For information on our global activities, go to http://www.wwe.com/worldwide/.

Trademarks:  All WWE programming, talent names, images, likenesses, slogans, wrestling moves, trademarks, logos and copyrights are the exclusive property of WWE and its subsidiaries. All other trademarks, logos and copyrights are the property of their respective owners.

Forward-Looking Statements: This press release contains forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, which are subject to various risks and uncertainties. These risks and uncertainties include, without limitation, risks relating to: the impact of the COVID-19 outbreak on our business, results of operations and financial condition; entering, maintaining and renewing major distribution agreements; a rapidly evolving media landscape; WWE Network (including the risk that we are unable to attract, retain and renew subscribers); our need to continue to develop creative and entertaining programs and events; the possibility of a decline in the popularity of our brand of sports entertainment; the continued importance of key performers and the services of Vincent K. McMahon; possible adverse changes in the regulatory atmosphere and related private sector initiatives; the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which we operate and greater financial resources or marketplace presence of many of our competitors; uncertainties associated with international markets including possible disruptions and reputational risks; our difficulty or inability to promote and conduct our live events and/or other businesses if we do not comply with applicable regulations; our dependence on our intellectual property rights, our need to protect those rights, and the risks of our infringement of others’ intellectual property rights; the complexity of our rights agreements across distribution mechanisms and geographical areas; potential substantial liability in the event of accidents or injuries occurring during our physically demanding events including without limitation, claims alleging traumatic brain injury; large public events as well as travel to and from such events; our feature film business; our expansion into new or complementary businesses and/or strategic investments; our computer systems and online operations; privacy norms and regulations; a possible decline in general economic conditions and disruption in financial markets; our accounts receivable; our indebtedness including our convertible notes; litigation; our potential failure to meet market expectations for our financial performance, which could adversely affect our stock; Vincent K. McMahon exercises control over our affairs, and his interests may conflict with the holders of our Class A common stock; a substantial number of shares are eligible for sale by the McMahons and the sale, or the perception of possible sales, of those shares could lower our stock price; and the volatility of our Class A common stock. In addition, our dividend is dependent on a number of factors, including, among other things, our liquidity and historical and projected cash flow, strategic plan (including alternative uses of capital), our financial results and condition, contractual and legal restrictions on the payment of dividends (including under our revolving credit facility), general economic and competitive conditions and such other factors as our Board of Directors may consider relevant. Forward-looking statements made by the Company speak only as of the date made and are subject to change without any obligation on the part of the Company to update or revise them. Undue reliance should not be placed on these statements.  For more information about risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 16, 2020.

WORLD WRESTLING ENTERTAINMENT, INC.

WORLD WRESTLING ENTERTAINMENT, INC.
1241 EAST MAIN STREET
STAMFORD, CT 06902
ATTN: INVESTOR RELATIONS

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 20, 2020
Date: July 16, 2020 **Time:** 10:00 AM EASTERN TIME
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/WWE2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/WWE2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote .com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D20017-P33128

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 2, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:
Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:
Go to *www.virtualshareholdermeeting.com/WWE2020*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call *1-800-690-6903*. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D20018-P33128

Voting Items

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Vincent K. McMahon
02) Stephanie McMahon Levesque
03) Paul Levesque
04) Stuart U. Goldfarb
05) Laureen Ong
06) Robyn W. Peterson
07) Frank A. Riddick, III
08) Man Jit Singh
09) Jeffrey R. Speed
10) Alan M. Wexler

	For	Against	Abstain
2. Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.	☐	☐	☐
3. Advisory vote to approve Executive Compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D20019-P33128

Non-Voting Items

Change of Address/Comments
Please print new address or comments in the box below.

PROXY/VOTING INSTRUCTION CARD
WORLD WRESTLING ENTERTAINMENT, INC.
ANNUAL MEETING TO BE HELD ON JULY 16, 2020 AT 10:00 A.M. EASTERN TIME
FOR HOLDERS AS OF FEBRUARY 20, 2020

This proxy is solicited on behalf of the Board of Directors

By signing this card, I (we) hereby authorize FRANK A. RIDDICK, III and BRIAN M. NURSE, or either of them, each with full power to appoint his substitute, to vote as Proxy for me (us) at WWE's Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/WWE2020, on Thursday, July 16, 2020 at 10:00 a.m. Eastern Time, or any adjournment thereof, the number of shares which I (we) would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments thereof.

By signing this card, I (we) instruct the proxies to vote as the Board of Directors recommends where I (we) do not specify a choice.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

D20020-P33128

Signature 1 - (Please sign on line)

Signature 2 - (Joint Owners)

Date - (Please print date) / /